Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the annual report of GB Sciences, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ksenia Griswold, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2019	By:	/s/ Ksenia Griswold
Ksenia Griswold
Chief Financial Officer